SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        Form 8-K

                                     CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                                      March 15, 1999
                                (Earliest Event Reported)

                                 Synovus Financial Corp.
                              (Exact Name of Registrant as
                                Specified in its Charter)

   Georgia                 1-10312                                58-1134883
(State of               (Commission File                        (IRS Employer
  Incorporation)         Number)                               Identification
                                                                   Number)

              901 Front Avenue, Suite 301, Columbus, Georgia 31901
                    (Address of principal executive offices)

                                 (706) 649-2267
                         (Registrant's Telephone Number)

          (Former name or former address, if changed since last report)

Item 5.       Other Events.

     On March 15, 1999, Synovus Financial Corp. ("Registrant") announced a 22.8% increase in the quarterly cash dividend of Registrant common stock. The quarterly cash dividend will be increased to $0.09 from $0.0733, payable on April 1, 1999, to shareholders of record as of March 25, 1999.

     A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99.1, and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)    Financial Statements - None.

    (b)    Pro Forma Financial Information - None.

    (c)    Exhibits

           99.1 - Registrant's press release, March 15, 1999

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                                    Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SYNOVUS FINANCIAL CORP.
                                                ("Registrant")

Dated: March 17, 1999                         By:/s/ Kathleen Moates
       ----------------------                    ---------------------------
                                                     Kathleen Moates
                                                     Deputy General Counsel

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                                  Exhibit Index

Exhibit Number                           Description

99.1                                     Registrant's
                                         press release
                                         dated March 15, 1999



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